EXCLUSIVE EQUITY INTEREST PURCHASE AGREEMENT

THIS EXCLUSIVE EQUITY INTEREST PURCHASE AGREEMENT (the “Agreement”) is entered into by and among the following parties on March 31, 2008.

Party A: WALLIS DEVELOPMENT LIMITED, a foreign company incorporated under the Laws of HongKong with its registered address at Room 42, 4th Floor, New Henry House, 10 Ice House Street, Central Hong Kong.

Party B: DALIAN WINLAND GROUP CO., LTD.
Address: No. 4, Shanghai Road, Zhongshan District, Dalian

Party C: DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD., a limited liability company duly established and valid existing under the PRC laws, with its registered address at Room23-A2 Summit Building, No.4 Shanghai Road, Zhongshan District, Dalian

WHEREAS,

1.	Party B holds 51% equity interest in Party C;

2.	Party C and [BEIJING HUATE XINGYE KEJI CO., LTD.], a foreign invested company wholly owned by Party A, have entered into Exclusive Consulting and Service Agreement, and other agreements.

NOW THEREFORE, through mutual negotiations, the Parties hereto agree as follows:

1.	Transfer of Equity Interest

1.1	Grant Right

Party B hereby irrevocably grants Party A the exclusive right that Party A, based on the consideration provided in Article 1.3 of this Agreement, can purchase or designate one or more persons (the “Specified Person”) to purchase the Equity Interest subject to compliance with legal restriction under the applicable PRC laws(the “Purchase Right”). Except for Party A and the Specified Person, Party C shall not sell the Equity Interest to any third party. Party C hereby agrees that Party B may grant the Purchase Right to Party A, and the other shareholder of Party C hereby give up the preemption right relating to the Equity Interest evidenced by the Announcement document attached hereto as the Appendix. Such person hereunder in this Agreement refers to individual, corporation, joint enterprise, partnership, enterprise, trust or non-corporation organization.

1.2	Steps for Exercise of the Purchase Right

The compliance with PRC laws and regulations shall be the precondition for exercise of the Purchase Right by Party A. When Party A intends to exercise the Purchase Right, it shall issue a written notice (the “Purchase Notice”) Party C, and the Purchase Notice shall contain the following items: (a) Party A intends to exercise the Purchase Right; (b) the percentage of the Equity Interest to be purchased therewith; and (c)the effective date or transfer date.

1.3	Consideration of the Equity Interest

The Transfer Fee (“Transfer Fee”) payable by Party A shall be confirmed by and between Party A and Party B through negotiation according to the evaluation of the Equity Interest by the relevant qualified institute, and it shall be the lowest price allowable by the PRC laws and regulations.

1.4	Transfer of the Equity Interest

When Party A exercises the Purchase Right every time:

1.4.1	Party B shall procure that Party C convene shareholders’ meeting timely and shall pass the shareholders’ resolutions that Party B can transfer to Party A or the Specified Person the Equity Interest.

1.4.2	Party B shall enter into Equity Transfer Contract in relation to the Equity Interest with Party A (or the Specified Person, if applicable) in accordance with this Agreement and Purchase Notice.

1.4.3
The related parties shall execute all other necessary agreements or documents, and obtain all necessary government approvals and consents, and take all necessary actions to legally transfer the ownership of the Equity Interest to Party A or the Specified Person and procure Party A or the Specified Person to be registered as the owner of the Equity Interest. The Equity Interest should be free from any Security Interest. For the purpose of this Agreement, Security Interest include guarantee, mortgage, any third party rights or interest, any purchase rights, preemption rights, offset rights and any other security arrangements. It is clarified that the Security Interest do not include any security interest accrued in accordance with this Agreement and the Equity Interest Pledge Agreement which is entered into by and between Party B and [BEIJING HUATE XINGYE KEJI CO., LTD.] on March 31, 2008 (“Equity Interest Pledge Agreement”). According to the Equity Interest Pledge Agreement, Party B shall pledge all the equity possessed by Party B in Party C to [BEIJING HUATE XINGYE KEJI CO., LTD.] as a guarantee to the Exclusive Technical Consulting and Service Agreement which is entered into by and between Party C and [BEIJING HUATE XINGYE KEJI CO., LTD.] on March 31, 2008 (“Exclusive Technical Consulting and Service Agreement”).

1.5	Payment for the Equity Interest

1.5.1	Party A shall pay the Transfer Fee to Party B in accordance with the provision of Article 1.3.

2.	Warranties Relating to the Equity Interest

2.1	Warranties of Party C

2.1.1
Without the written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party C will not amend, modify any provisions of the constitutional documents of the company, and will not increase or reduce its registered capital, or change the equity holding structures in other methods.

2.1.2	Shall keep the Party C legally existing, and prudently and efficiently operate its business and deal with corporate affairs in accordance with commercial standards and practice.

2.1.3
Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party C shall not sell, transfer, mortgage or dispose of any assets, business or beneficial rights of Party C, or allow any creation of other Security Interest.

2.1.4
Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party C shall not occur, inherit, provide guarantee to any debts except for (i)the debt is occurred during the normal business operation instead of loan; (ii) the debt has been disclosed to Party A and obtained Party A’s written consent.

2.1.5	Party C shall operate its business normally to keep the value of its assets, and shall not take any action which shall bring material influence to the business operation and the value of the asset.

2.1.6
Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party C shall not enter into any material agreement except for the purpose of normal business operation. (For the purpose of this paragraph, an agreement covering an amount in excess of RMB100,000 will be deemed as a material agreement).

2.1.7	Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party C shall not provide any loans to any third party.

2.1.8	According to Party A’s request, Party C shall provide any materials relating to the operation and financial status of Party C to Party A.

2.1.9
Party C shall purchase insurance from the insurance company which can be accepted by Party A and shall maintain such insurance. The amount and kinds of such insurance shall be same with the other companies which operate the similarly business and possess similar assets with Party C in the same distraction.

2.1.10	Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party C shall not merge with, combine or purchase any entity or make investment.

2.1.11	Party C shall inform Party A of any occurred or potential litigation, arbitration, or administrative procedure in relation to the Equity Interest.

2.1.12
In order to keep the ownership of all assets, Party C shall execute all necessary or proper documents, take all necessary or proper actions and substitute all necessary or proper claims, or make all necessary or proper answer to all compensation claims.

2.1.13
Without the prior written consent from Party A, Party C shall not allot any dividend to any shareholder. However, Party C shall immediately allot all dividends to the shareholders upon request of Party A.

2.2	Warranties of Party B

2.2.1
Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party B shall not sell, transfer, mortgage or dispose of any rights or interest relating to the Equity Interest, or allow any creation of other Security Interest on the Equity Interest. However the Security Interest under this Agreement and the Equity Interest Pledge Agreement is not included.

2.2.2
Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party B shall try its best to prevent the shareholders’ meeting of Party C from approving resolutions relating to the sale, transfer, mortgage, disposal of any rights or interests relating to the Equity Interest, or allow any creation of other Security Interest on the Equity Interest. However the Security Interest under this Agreement and the Equity Interest Pledge Agreement is not included.

2.2.3
Unless having got prior written consent from Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.], Party B shall try its best to prevent the other shareholders of Party C from approving resolutions relating to merge with, combination with or purchase any entity or make investment.

2.2.4	Party B shall inform Party A of any occurred or potential litigation, arbitration, or administrative procedure in relation to the Equity Interest.

2.2.5	Party B shall procure the other shareholders of Party C approve the transfer of the Equity Interest as set out in this Agreement.

2.2.6
In order to keep the ownership of the Equity Interest, Party C shall execute all necessary or proper documents, take all necessary or proper actions and substitute all necessary or proper claims, or make all necessary or proper answer to all compensation claims.

2.2.7
Upon requirement by Party A or [BEIJING HUATE XINGYE KEJI CO., LTD.] from time to time, Party B shall immediately transfer to Party A or the Specified Person of the Equity Interest unconditionally at any time.

2.2.8
Party B shall strictly comply with this Agreement and any other agreements which may be entered into Party B, Party C and Party A collectively or separately, and shall perform its obligations under such agreements, and shall not make any actions which shall affect the validity and enforceability of such agreements.

3.	Representations and Warranties

3.1	Party B and Party C jointly and separately make representations and undertakings as followed:

3.1.1
It has the power to enter into and deliver this Agreement and Equity Transfer Contract which will executed by Party B from time to time for the transfer of the Equity Interest, and it has the power and capacity to perform its obligations under this Agreements and Equity Transfer Contract.

3.1.2
Neither the execution and delivery of this Agreement or any Equity Transfer Contract, nor performance of the obligations under this Agreement or any Equity Transfer Contract will: (i) violate any PRC laws; (ii) conflict with its Articles of Association or other organizational documents; (iii) breach any contract or document which Party C is a party or which binds on Party C; (iv) violate any acquired permit, approval or any valid qualification; or (v) result in the ceasing or revocation or additional conditions to the acquired permit, approval.

3.1.3
Party B obtains full and transferable ownership on its assets and facilities. Besides the pledge and/or mortgage incurred by this Agreement and the pledge set on Party B’s equity interest incurred by the Equity Interests Pledge Agreement, there is no any other pledge and/or mortgage on such assets and facilities.

3.1.4	Party C has no outstanding debt except for (i)the legal debt, which is occurred during the normal business operation instead of loan; (ii) the debt has been disclosed to Party A.

3.1.5	Party C complies with all applicable laws and regulations relating to equity transfer.

3.1.6	There is no occurred, pending or potential litigation, arbitration, or administrative procedure in relation to the Equity Interest, assets of Party C and other matters of Party C.

4.	Effectiveness and Term of this Agreement

This Agreement shall take effect upon execution by the Parties (“Effective Date”), the term will be ten (10) years, and it may be extended for another ten (10) years if Party A requires so.

5.	Governing Law and Dispute Settlement

5.1	Governing Law

The formation, validity, interpretation and implementation, and dispute settlement under this Agreement shall be governed by PRC laws.

5.2	Dispute Settlement

With regards to any dispute in relation to the interpretation or implementation of this Agreement, the Parties shall negotiate friendly to settle the dispute. If it can not be settled within thirty (30) days from the date any party issuing written notice requesting settlement of dispute through negotiation, each party has the right to submit it to China International Economic and Trade Arbitration Committee for arbitration according to the valid arbitration rules. The arbitration shall be held in Beijing. The arbitration award is final and binding on each party.

6.	Tax and Expenses

Each party shall bear its own tax, costs and expenses relating to preparing for and executing this Agreement and Equity Transfer Contract and relating to completing the contemplated deal.

7.	Notice

Any notice or other communication under this Agreement shall be in Chinese and be sent to the address listed below or other address as may be designated from time to time by hand delivery or mail or facsimile. Any notice required or given hereunder shall be deemed to have been served: (a) the same date if sent by hand delivery; (b)the tenth date if sent by air-mail , or the fourth date if sent by the professional hand deliver which is acknowledged worldwide; and (c) the receipt date displayed on the transmission confirmation notice if sent by facsimile.

Party A: WALLIS DEVELOPMENT LIMITED, a foreign company incorporated under the Laws of HongKong with its registered address at Room 42, 4th Floor, New Henry House, 10 Ice House Street, Central Hong Kong. .

Party B: DALIAN WINLAND GROUP CO., LTD.
Address: No. 4, Shanghai Road, Zhongshan District, Dalian

Party C: DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD., a limited liability company duly established and valid existing under the PRC laws, with its registered address at Room23-A2 Summit Building, No.4 Shanghai Road, Zhongshan District, Dalian

8.	Confidentiality

8.1
The Parties acknowledge and confirm that any oral or written information relating to this Agreement communicated among the Parties shall be deemed as confidential information (“Confidential Information”). The Parties shall keep confidential of such Confidential Information and shall not disclose to any third party unless having got written consent from the other parties. The following situations shall be excluded: (a) It is publicly available or will become publicly available( it is not disclosed by the party receiving such Confidential Information); (b) it is disclosed in accordance with applicable laws or regulations; or (c) the party who disclose any Confidential Information to its attorney or financial advisor who need to access such information shall ensure that such attorney or financial advisor complies with this Article and keep confidential of such information. The disclosure by the employee or agent of Each Party shall be deemed that it is disclosed by such party itself, and the party shall undertake breaching liability. The Parties agree that the provisions of this Article shall survive notwithstanding the termination of this Agreement.

9.	Further Assurance

9.1
The Parties agree that they will, without any hesitation, execute any necessary documents for the purpose of performing or objective of this Agreement or any documents which is benefit for the purpose of this Agreement, and will take all necessary actions for the purpose of performing or objective of this Agreement or take actions which is benefit for the purpose of this Agreement.

10.	Miscellaneous

10.1	Amendment and supplementation

Any revision, amendment and supplementation of this Agreement shall be in writing and be executed by Each Party.

10.2	Compliance with laws and regulations

The Parties shall comply with all applicable laws and regulations which have been formally issued and may be publicly acquired.

10.3	Entire agreement

Unless it is otherwise revised, amended or supplemented after execution of this Agreement, this Agreement constitutes the entire agreement among the parties as to the subject matter, and supersedes any prior oral or written negotiations, statements or agreement among the parties relating thereto.

10.4	Headings

Headings in this Agreement is only set out for reading convenience, and shall not be used to interpret, explain or otherwise influence the meaning of the provisions of this Agreement.

10.5	Language

This Agreement is made in Chinese and English in three originals. The Chinese version will prevail in the event of any inconsistency between the English and any Chinese translations thereof.

10.6	Severability

If any of the terms of this Agreement is declared invalid, illegal or unenforceable in accordance with any applicable laws or regulations, the validity and enforceability of the other terms hereof shall nevertheless remain unaffected, and the Parties hereto agree to, through friend negotiation, make valid terms to such invalid, illegal or unenforceable terms, and the economic results from such valid terms shall be close to, as much as may be impossible, the superseded invalid, illegal or enforceable terms.

10.7	Successor

This Agreement shall bind on the successor of each party or the transferee permitted by the other parties and shall be interpreted for its benefit.

10.8	Continue to be effective

10.8.1	Any duties occurred in relation to the Agreement before expiration or early termination of the Agreement shall continue to be effective after expiration or early termination of the Agreement.

10.8.2	The provisions of Articles 5, 7 and 10.8 shall survive nothwithstanding the termination of this Agreement.

10.9	Waiver

Each party may waive the terms and conditions under this Agreement in writing. Such waive document should be duly signed by the each party. Any waive relating to the breach of the other party in certain circumstance shall not be deemed as that the waiver party has made waiver to the other party for the same breach in other circumstances.

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This page is the signing page of this Exclusive Equity Interest Purchase Agreement. IN WITNESS WHEREOF, the both Parties have its authorized representative executed this Agreement on the date first above written.

Party A: /s/ WALLIS DEVELOPMENT LIMITED
Legal Representative (Signature):

Party B: /s/ DALIAN WINLAND GROUP CO., LTD.
Signature: Li Honglin

Party C: /s/ DALIAN WINLAND INTERNATIONAL SHIPPING AGENCY CO., LTD.
Legal Representative (Signature): Xue Ying